Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended June 30, 2016
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
June 30, 2016

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 32 retail properties, of which 28 are operating retail properties and four which are development or redevelopment properties. The 28 operating retail properties have a total of 23.4 million square feet and include 24 shopping malls and four other retail properties. The operating properties are located in 10 states. PREIT is headquartered in Philadelphia, Pennsylvania. The above property counts do not include Washington Crown Center in Washington, Pennsylvania because that property has been classified as “held for sale” as of June 30, 2016.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014
TRADING INFORMATION
Common Shares
High Price per share	$23.99	$23.55	$25.34	$24.35
Low Price per share	$20.36	$21.25	$18.65	$16.35
Closing Share Price (at the end of period)	$21.45	$21.34	$21.87	$23.46
Series A Preferred Shares
High Price per share	$26.50	$27.05	$27.62	$27.24
Low Price per share	$25.71	$25.98	$24.23	$25.04
Closing Share Price (at the end of period)	$26.38	$26.58	$25.81	$26.24
Series B Preferred Shares
High Price per share	$26.37	$26.75	$26.89	$26.41
Low Price per share	$25.55	$25.75	$25.09	$23.53
Closing Share Price (at the end of period)	$26.20	$26.52	$25.65	$25.89
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,474	69,167	69,197	68,801
OP Units Outstanding	8,326	8,348	8,338	2,122
Total Common Shares and OP Units Outstanding	77,800	77,515	77,535	70,923
Equity Market Capitalization—Common Shares and OP Units	$1,668,817	$1,654,176	$1,695,693	$1,663,848
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,870,067	$1,855,426	$1,896,943	$1,865,098
DEBT CAPITALIZATION
Secured Debt Balance	$1,439,601	$1,559,385	$1,588,654	$1,598,257
Unsecured Debt Balance (1) (2)	485,000	520,000	465,000	130,000
Debt Capitalization	1,924,601	2,079,385	2,053,654	1,728,257
TOTAL MARKET CAPITALIZATION	$3,794,668	$3,934,811	$3,950,597	$3,593,355
Equity Capitalization/Total Market Capitalization	49.3%	47.2%	48.0%	51.9%
Debt Capitalization/Total Market Capitalization	50.7%	52.8%	52.0%	48.1%
Unsecured Debt Balance/Total Debt	25.2%	25.0%	22.6%	7.5%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(3)	$—	$—	$0.11
Non-Dividend Distributions	(3)	0.21	0.84	0.69
Distributions per common share	$0.21	$0.21	$0.84	$0.80
Annualized Dividend Yield (4)	3.9%	3.9%	3.8%	3.4%
CAPITAL RESOURCES
Cash and Cash Equivalents	$30,114	$42,940	$37,754	$47,721
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(85,000)	(120,000)	(65,000)	—
Letter of Credit	(7,400)	(7,852)	(7,852)	(7,135)
Available Revolving Facility (5)	307,600	272,148	327,148	392,865
Term Loans	550,000	250,000	400,000	250,000
Amount Borrowed	(400,000)	(250,000)	(400,000)	(130,000)
Available Term Loans (5)	150,000	—	—	120,000
TOTAL	$487,714	$315,088	$364,902	$560,586
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	The unsecured debt balance includes a Revolving Facility balance of $85,000 as of June 30, 2016, $65,000 as of December 31, 2015, and $120,000 as of June 30, 2015.

(2)	The unsecured debt balance includes a Term Loan balance of $400,000 as of June 30, 2016 and December 31, 2015, respectively, $250,000 as of June 30, 2015, and $130,000 as of December 31, 2014.

(3)	Tax status of 2015 dividend payments will be available in January 2017.

(4)	Based on closing share price at the end of the period.

(5)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $252.0 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended June 30, 2016 and June 30, 2015
Proportionate Consolidation Method
(in thousands)

	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$61,243	$8,620	$69,863	$67,417	$8,026	$75,443
Expense reimbursements	28,870	3,473	32,343	30,541	3,669	34,210
Percentage rent	385	58	443	322	10	332
Lease termination revenue	16	45	61	37	33	70
Other real estate revenue	2,225	388	2,613	2,565	355	2,920
Total real estate revenue	92,739	12,584	105,323	100,882	12,093	112,975
Other income	1,514	—	1,514	811	—	811
Total revenue	94,253	12,584	106,837	101,693	12,093	113,786
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(30,496)	(2,657)	(33,153)	(33,263)	(3,372)	(36,635)
Utilities	(4,137)	(319)	(4,456)	(4,959)	(374)	(5,333)
Other property operating expenses	(2,899)	(254)	(3,153)	(3,792)	(724)	(4,516)
Total property operating expenses	(37,532)	(3,230)	(40,762)	(42,014)	(4,470)	(46,484)
Depreciation and amortization	(31,662)	(2,584)	(34,246)	(36,641)	(3,011)	(39,652)
General and administrative expenses	(8,883)	—	(8,883)	(9,126)	—	(9,126)
Provision for employee separation expense	(658)	—	(658)	—	—	—
Acquisition costs and other expenses	(243)	(1)	(244)	(817)	(14)	(831)
Total operating expenses	(78,978)	(5,815)	(84,793)	(88,598)	(7,495)	(96,093)
Interest expense, net (2)	(17,067)	(2,577)	(19,644)	(21,126)	(2,566)	(23,692)
Impairment of assets	(14,118)	—	(14,118)	(28,667)	—	(28,667)
Total expenses	(110,163)	(8,392)	(118,555)	(138,391)	(10,061)	(148,452)
Loss before equity in income of partnerships and gains on sales interests in real estate	(15,910)	4,192	(11,718)	(36,698)	2,032	(34,666)
Equity in income of partnerships	4,192	(4,192)	—	2,032	(2,032)	—
Gains on sales of interests in real estate	20,887	—	20,887	—	—	—
Net income (loss)	9,169	—	9,169	(34,666)	—	(34,666)
Less: net (income available) loss attributed to noncontrolling interest	(982)	—	(982)	3,742	—	3,742
Net income available (loss attributable) to PREIT	8,187	—	8,187	(30,924)	—	(30,924)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net income available (loss attributable) to PREIT common shareholders	$4,225	$—	$4,225	$(34,886)	$—	$(34,886)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $668 and $770 for the quarters ended June 30, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Six Months Ended June 30, 2016 and June 30, 2015
Proportionate Consolidation Method
(in thousands)

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$128,236	$17,510	$145,746	$131,691	$16,762	$148,453
Expense reimbursements	60,004	7,525	67,529	62,050	7,689	69,739
Percentage rent	836	129	965	846	96	942
Lease termination revenue	251	47	298	479	33	512
Other real estate revenue	4,868	765	5,633	4,600	676	5,276
Total real estate revenue	194,195	25,976	220,171	199,666	25,256	224,922
Other income	2,030	—	2,030	2,084	—	2,084
Total revenue	196,225	25,976	222,201	201,750	25,256	227,006
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(64,685)	(6,019)	(70,704)	(67,069)	(7,262)	(74,331)
Utilities	(8,463)	(650)	(9,113)	(10,108)	(872)	(10,980)
Other property operating expenses	(7,495)	(1,055)	(8,550)	(7,988)	(1,538)	(9,526)
Total property operating expenses	(80,643)	(7,724)	(88,367)	(85,165)	(9,672)	(94,837)
Depreciation and amortization	(65,397)	(5,018)	(70,415)	(69,830)	(6,223)	(76,053)
General and administrative expenses	(17,469)	—	(17,469)	(18,070)	—	(18,070)
Provision for employee separation expense	(1,193)	—	(1,193)	—	—	—
Acquisition costs and other expenses	(294)	(1)	(295)	(5,269)	(41)	(5,310)
Total operating expenses	(164,996)	(12,743)	(177,739)	(178,334)	(15,936)	(194,270)
Interest expense, net (2)	(36,413)	(5,158)	(41,571)	(41,271)	(5,206)	(46,477)
Impairment of assets	(14,724)	—	(14,724)	(34,907)	—	(34,907)
Total expenses	(216,133)	(17,901)	(234,034)	(254,512)	(21,142)	(275,654)
Loss before equity in income of partnerships, gains on sales interests in real estate and gains on non operating real estate	(19,908)	8,075	(11,833)	(52,762)	4,114	(48,648)
Equity in income of partnerships	8,075	(8,075)	—	4,114	(4,114)	—
Gains on sales of interests in real estate	22,922	—	22,922	—	—	—
Gain on sale of interest in non operating real estate	9	—	9	43	—	43
Net income (loss)	11,098	—	11,098	(48,605)	—	(48,605)
Less: net (income available) loss attributed to noncontrolling interest	(1,190)	—	(1,190)	4,172	—	4,172
Net income available (loss attributable) to PREIT	9,908	—	9,908	(44,433)	—	(44,433)
Less: preferred share dividends	(7,924)	—	(7,924)	(7,924)	—	(7,924)
Net income available (loss attributable) to PREIT common shareholders	$1,984	$—	$1,984	$(52,357)	$—	$(52,357)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $1,370 and $805 for the six months ended June 30, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Same Store Net Operating Income
	Net Operating Income				Excluding lease terminations
			Change				Change
	2016	2015	$	%	2016	2015	$	%
Quarter ended March 31	$57,868	$55,762	$2,106	3.8%	$57,697	$55,416	$2,281	4.1%
Quarter ended June 30	62,286	59,921	2,365	3.9%	62,226	59,851	2,375	4.0%
Average (2)	$120,154	$115,682	$4,472	3.9%	$119,923	$115,266	$4,657	4.0%

Year to date, June 30, 2016	$115,180	$112,457	$2,723	2.4%	$114,949	$112,041	$2,908	2.6%

	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$66,884	$2,979	$69,863	$64,742	$10,701	$75,443
Expense reimbursements	31,614	729	32,343	30,849	3,361	34,210
Percentage rent	443	—	443	264	68	332
Lease termination revenue	60	1	61	70	—	70
Other real estate revenue	2,375	238	2,613	2,422	498	2,920
TOTAL REAL ESTATE REVENUE	101,376	3,947	105,323	98,347	14,628	112,975
Property operating expenses:
CAM and real estate taxes	(31,688)	(1,465)	(33,153)	(30,599)	(6,036)	(36,635)
Utilities	(4,237)	(219)	(4,456)	(4,427)	(906)	(5,333)
Other property operating expenses	(3,165)	12	(3,153)	(3,400)	(1,116)	(4,516)
TOTAL PROPERTY OPERATING EXPENSES	(39,090)	(1,672)	(40,762)	(38,426)	(8,058)	(46,484)
NET OPERATING INCOME	$62,286	$2,275	$64,561	$59,921	$6,570	$66,491

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)
Computed by averaging the Same Store NOI from the quarters ended March 31st and June 30th of 2016 and 2015. Same store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented. Springfield Town Center is included in Same Store NOI for the quarters ended June 30, 2016 and 2015, respectfully, and excluded for the year to date periods ended June 30, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1) (continued)
(in thousands)

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$123,694	$22,052	$145,746	$121,576	$26,877	$148,453
Expense reimbursements	58,985	8,544	67,529	60,198	9,541	69,739
Percentage rent	831	134	965	750	192	942
Lease termination revenue	231	67	298	416	96	512
Other real estate revenue	4,662	971	5,633	4,133	1,143	5,276
TOTAL REAL ESTATE REVENUE	188,403	31,768	220,171	187,073	37,849	224,922
Property operating expenses:
CAM and real estate taxes	(59,009)	(11,695)	(70,704)	(59,133)	(15,198)	(74,331)
Utilities	(7,570)	(1,543)	(9,113)	(8,659)	(2,321)	(10,980)
Other property operating expenses	(6,644)	(1,906)	(8,550)	(6,824)	(2,702)	(9,526)
TOTAL PROPERTY OPERATING EXPENSES	(73,223)	(15,144)	(88,367)	(74,616)	(20,221)	(94,837)
NET OPERATING INCOME	$115,180	$16,624	$131,804	$112,457	$17,628	$130,085

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 29.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income (loss)	$9,169	$(34,666)	$11,098	$(48,605)
Noncontrolling interest	(982)	3,742	(1,190)	4,172
Dividends on preferred shares	(3,962)	(3,962)	(7,924)	(7,924)
Dividends on unvested restricted shares	(76)	(79)	(160)	(165)
Net income (loss) used to calculate earnings (loss) per share - basic and diluted	$4,149	$(34,965)	$1,824	$(52,522)

Basic and diluted earnings (loss) per share:	$0.06	$(0.51)	$0.03	$(0.76)

Weighted average shares outstanding - basic	69,091	68,753	69,032	68,660
Weighted average effect of common share equivalents (1)	68	—	125	—
Total weighted average shares outstanding - diluted	69,159	68,753	69,157	68,660

(1)
The Company had net losses used to calculate earnings per share for the quarter and six months ended June 30, 2015. Therefore, the effect of common share equivalents of 425 and 493 for the quarter and six months ended June 30, 2015, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended June 30, 2016			Quarter Ended June 30, 2015
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$92,739	$12,584	$105,323	$100,882	$12,093	$112,975
Property operating expenses	(37,532)	(3,230)	(40,762)	(42,014)	(4,470)	(46,484)
NET OPERATING INCOME	55,207	9,354	64,561	58,868	7,623	66,491
General and administrative expenses	(8,883)	—	(8,883)	(9,126)	—	(9,126)
Provision for employee separation expense	(658)	—	(658)	—	—	—
Other income	1,514	—	1,514	811	—	811
Acquisition costs and other expenses	(243)	(1)	(244)	(817)	(14)	(831)
Interest expense, net	(17,067)	(2,577)	(19,644)	(21,126)	(2,566)	(23,692)
Depreciation on non real estate assets	(365)	—	(365)	(380)	—	(380)
Preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Funds from operations attributable to common shareholders and OP Unit holders	25,543	6,776	32,319	24,268	5,043	29,311
Depreciation on real estate assets	(31,297)	(2,584)	(33,881)	(36,261)	(3,011)	(39,272)
Equity in income of partnerships	4,192	(4,192)	—	2,032	(2,032)	—
Impairment of assets	(14,118)	—	(14,118)	(28,667)	—	(28,667)
Gains on sales of interests in real estate	20,887	—	20,887	—	—	—
Preferred share dividends	3,962	—	3,962	3,962	—	3,962
Net income (loss)	$9,169	$—	$9,169	$(34,666)	$—	$(34,666)
Funds from operations attributable to common shareholders and OP Unit holders	$25,543	$6,776	$32,319	$24,268	$5,043	$29,311
Mortgage prepayment penalty and accelerated amortization of financing costs	—	—	—	1,030	—	1,030
Acquisition costs	—	—	—	138	—	138
Provision for employee separation expenses	658	—	658	—	—	—
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$26,201	$6,776	$32,977	$25,436	$5,043	$30,479
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$26,201	$6,776	$32,977	$25,436	$5,043	$30,479
Adjustments:
Straight line rent	(723)	(75)	(798)	(468)	(73)	(541)
Recurring capital expenditures	(3,309)	(499)	(3,808)	(2,339)	(175)	(2,514)
Tenant allowances	(7,267)	(31)	(7,298)	(6,879)	(105)	(6,984)
Capitalized leasing costs	(1,279)	—	(1,279)	(1,573)	—	(1,573)
Amortization of above- and below-market lease intangibles	(32)	(56)	(88)	(63)	154	91
FUNDS AVAILABLE FOR DISTRIBUTION	$13,591	$6,115	$19,706	$14,114	$4,844	$18,958
Weighted average number of shares outstanding			69,091			68,753
Weighted average effect of full conversion of OP Units			8,327			8,357
Effect of common share equivalents			68			425
Total weighted average shares outstanding, including OP Units			77,486			77,535
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.42			$0.38
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS AS ADJUSTED			$0.43			$0.39
FUNDS AVAILABLE FOR DISTRIBUTION ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.25			$0.24
DIVIDEND PER COMMON SHARE			$0.21			$0.21

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Six Months Ended June 30, 2016				Six Months Ended June 30, 2015
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)		Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$194,195	$25,976	$220,171		$199,666	$25,256	$224,922
Property operating expenses	(80,643)	(7,724)	(88,367)		(85,165)	(9,672)	(94,837)
NET OPERATING INCOME	113,552	18,252	131,804		114,501	15,584	130,085
General and administrative expenses	(17,469)	—	(17,469)		(18,070)	—	(18,070)
Provision for employee separation expense	(1,193)	—	(1,193)		—	—	—
Other income	2,030	—	2,030		2,084	—	2,084
Acquisition costs and other expenses	(294)	(1)	(295)		(5,269)	(41)	(5,310)
Interest expense, net	(36,413)	(5,158)	(41,571)		(41,271)	(5,206)	(46,477)
Depreciation on non real estate assets	(734)	—	(734)		(758)	—	(758)
Gains on sales of interests in non operating real estate	9	—	9		43	—	43
Preferred share dividends	(7,924)	—	(7,924)		(7,924)	—	(7,924)
Funds from operations attributable to common shareholders and OP Unit holders	51,564	13,093	64,657		43,336	10,337	53,673
Depreciation on real estate assets	(64,663)	(5,018)	(69,681)		(69,072)	(6,223)	(75,295)
Equity in income of partnerships	8,075	(8,075)	—		4,114	(4,114)	—
Impairment of assets	(14,724)	—	(14,724)		(34,907)	—	(34,907)
Gains on sales of interests in real estate	22,922	—	22,922		—	—	—
Preferred share dividends	7,924	—	7,924		7,924	—	7,924
Net income (loss)	$11,098	$—	$11,098		$(48,605)	$—	$(48,605)
Funds from operations attributable to common shareholders and OP Unit holders	$51,564	$13,093	$64,657		$43,336	$10,337	$53,673
Provision for employee separation expense	1,193	—	1,193		—	—	—
Acquisition costs	—	—	—		3,468	—	3,468
Mortgage prepayment penalty and accelerated amortization of financing costs	—	—	—		1,030	—	1,030
Loss on hedge ineffectiveness	143	—	143		512	—	512
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$52,900	$13,093	$65,993		$48,346	$10,337	$58,683
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$52,900	$13,093	$65,993		$48,346	$10,337	$58,683
Adjustments:
Straight line rent	(1,348)	(167)	(1,515)		(740)	(218)	(958)
Recurring capital expenditures	(3,722)	(687)	(4,409)		(3,420)	(203)	(3,623)
Tenant allowances	(12,597)	(393)	(12,990)		(10,663)	(211)	(10,874)
Capitalized leasing costs	(3,016)	—	(3,016)		(3,228)	—	(3,228)
Amortization of above- and below-market lease intangibles	(90)	(410)	(500)		(143)	148	5
FUNDS AVAILABLE FOR DISTRIBUTION	$32,127	$11,436	$43,563		$30,152	$9,853	$40,005
Weighted average number of shares outstanding			69,032				68,660
Weighted average effect of full conversion of OP Units			8,333				5,291
Effect of common share equivalents			125				493
Total weighted average shares outstanding, including OP Units			77,490				74,444
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.83				$0.72
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS AS ADJUSTED			$0.85				$0.79
FUNDS AVAILABLE FOR DISTRIBUTION ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.56				$0.54
DIVIDEND PER COMMON SHARE			$0.42				$0.42
PAYOUT RATIOS
PAYOUT RATIO OF FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			45.9%	(1)			44.6%	(2)
PAYOUT RATIO OF FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS, AS ADJUSTED			43.7%	(1)			41.5%	(2)
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			68.9%	(1)			80.6%	(2)

(1)	Twelve months ended June 30, 2016.

(2)	Twelve months ended June 30, 2015.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended June 30, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	32	76,263	7.3	$61.43	N/A	N/A	N/A	N/A	$7.45
Over 10k sf	2	21,875	10.0	26.51	N/A	N/A	N/A	N/A	3.77
Total New Leases	34	98,138	7.5	$53.65	N/A	N/A	N/A	N/A	$6.63

Renewal Leases
Under 10k sf	49	121,959	3.8	56.02	52.15	3.87	7.4%	13.4%	$0.42
Over 10k sf	1	30,701	5.0	15.80	14.82	0.98	6.6%	6.6%	—
Total Fixed Rent	50	152,660	3.9	$47.93	$44.64	$3.29	7.4%	12.8%	$0.34

Percentage in Lieu	2	18,653	4.0	$15.23	$9.91	$5.32	53.7%	N/A	$—

Total Renewal Leases	52	171,313	3.9	$44.37	$40.86	$3.51	8.6%	N/A	$0.29

Total Non Anchor	86	269,451	5.3	$47.75

Anchor
New Leases	—	—	—	$—	N/A	N/A	N/A	N/A	$—

Renewal Leases	3	193,989	3.7	$4.4	$4.32	$0.08	1.9%	N/A	$—

Total	3	193,989	3.7	$4.40

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Six Months Ended June 30, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	53	129,036	8.2	$54.50	N/A	N/A	N/A	N/A	$7.96
Over 10k sf	4	110,153	10.0	19.07	N/A	N/A	N/A	N/A	9.48
Total New Leases	57	239,189	8.3	$38.18	N/A	N/A	N/A	N/A	$8.66

Renewal Leases
Under 10k sf	100	254,684	3.9	$57.24	$52.39	$4.85	9.3%	17.0%	$0.38
Over 10k sf	2	41,078	5.0	18.51	17.02	1.49	8.8%	9.4%	—
Total Fixed Rent	102	295,762	3.9	$51.86	$47.48	$4.38	9.2%	16.6%	$0.33

Percentage in Lieu	8	49,316	2.4	$14.52	$13.73	$0.79	5.8%	N/A	$—

Total Renewal Leases	110	345,078	3.7	$46.52	$42.65	$3.87	9.1%	N/A	$0.28

Total Non Anchor	167	584,267	5.6	$43.11

Anchor
New Leases	1	90,000	10.0	$16.60	N/A	N/A	N/A	N/A	$3.68

Renewal Leases	6	488,399	4.2	$3.47	$3.43	$0.04	1.2%	N/A	$—

Total	7	578,399	5.1	$5.51

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2016								June 30, 2015
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Premier Malls	34.9%	$576	$73.72	13.2%	96.4%	94.6%	97.4%	96.1%	34.9%	$569	$71.26	12.9%	96.2%	94.3%
Core Growth Malls - Major Markets	26.3%	$394	$48.39	13.1%	91.2%	88.3%	94.9%	92.9%	27.2%	$376	$46.35	13.3%	92.2%	89.9%
Core Growth Malls - Market Dominant	17.7%	$396	$45.12	12.3%	96.2%	91.6%	97.3%	94.2%	17.4%	$376	$43.47	12.4%	95.8%	90.6%
Total Premier and Core Growth Malls	78.9%	$463	$56.31	13.0%	94.2%	91.3%	96.3%	94.3%	79.5%	$449	$54.19	12.9%	94.4%	91.5%
Marketed and Held for Sale Malls	3.3%	$303	$28.97	12.0%	94.0%	87.6%	94.0%	87.6%	3.2%	$306	$26.73	11.7%	94.8%	89.3%
Total Same Store Malls	82.2%	$456	$54.67	12.9%	94.2%	90.9%	96.1%	93.7%	82.7%	$443	$52.50	12.9%	94.4%	91.4%
Non Same Store Redevelopment Mall	5.7%	$504	$67.40	13.9%	86.9%	82.3%	90.9%	87.8%	1.1%	N/A	$56.14	N/A	80.6%	73.8%
Total Malls	87.9%	$458	$55.35	13.0%	93.8%	90.3%	95.8%	93.3%	83.8%	$443	$52.67	12.9%	93.6%	90.0%
Other Retail Properties	4.1%	N/A	$26.19	N/A	96.5%	96.2%	97.3%	97.1%	3.4%	N/A	$18.84	N/A	99.9%	99.9%
Total Retail Properties	92.0%	N/A	$48.98	N/A	94.0%	91.1%	95.9%	93.8%	87.2%	N/A	$46.61	N/A	94.1%	91.0%
Sold Properties (3)	5.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.4%	$284	$28.57	N/A	90.3%	84.5%
Other Properties (4)	2.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.4%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$458	$48.98		94.0%	91.1%	95.9%	93.8%	100.0%	$418	$44.18		93.4%	90.0%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $20.24 per square foot as of June 30, 2016 and $19.68 per square foot as of June 30, 2015.

(3)
Sold properties include Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Uniontown Mall, Voorhees Town Center, Wiregrass Commons Mall, and two street level retail properties. Average comp sales information as of June 30, 2015 includes Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Uniontown Mall, Voorhees Town Center and Wiregrass Commons Mall.

(4)	Operating metrics for Fashion Outlets of Philadelphia as of June 30, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	June 30, 2016			June 30, 2015			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Premier Malls
Cherry Hill Mall	$657	94.3%	93.1%	$659	93.4%	92.1%	(0.3)%	0.9%	1.0%
Willow Grove Park	587	98.2%	96.2%	569	97.2%	94.4%	3.2%	1.0%	1.8%
Lehigh Valley Mall	565	96.6%	94.4%	568	95.6%	92.7%	(0.5)%	1.0%	1.7%
Woodland Mall	544	96.6%	96.6%	563	98.4%	98.4%	(3.4)%	(1.8)%	(1.8)%
Jacksonville Mall	502	96.1%	92.4%	470	96.6%	93.4%	6.8%	(0.5)%	(1.0)%
Dartmouth Mall	463	96.9%	95.0%	426	98.2%	97.1%	8.7%	(1.3)%	(2.1)%
Premier Malls Subtotal	$576	96.4%	94.6%	$569	96.2%	94.3%	1.2%	0.2%	0.3%
Core Growth Malls - Major Markets
The Mall at Prince Georges	$462	96.4%	92.5%	$450	98.2%	96.3%	2.7%	(1.8)%	(3.8)%
Patrick Henry Mall	441	89.6%	84.8%	410	93.7%	90.8%	7.6%	(4.1)%	(6.0)%
Valley Mall	431	94.4%	90.4%	387	94.7%	90.9%	11.4%	(0.3)%	(0.5)%
Springfield Mall	409	98.1%	98.1%	402	93.4%	93.4%	1.7%	4.7%	4.7%
Moorestown Mall	375	89.9%	77.9%	361	92.3%	82.7%	3.9%	(2.4)%	(4.8)%
Cumberland Mall	372	95.2%	92.7%	328	90.7%	84.7%	13.4%	4.5%	8.0%
Francis Scott Key Mall	367	91.8%	87.2%	364	96.9%	95.1%	0.8%	(5.1)%	(7.9)%
Exton Square Mall	337	76.4%	80.2%	328	78.5%	84.8%	2.7%	(2.1)%	(4.6)%
Plymouth Meeting Mall	336	94.6%	91.6%	326	93.4%	89.9%	3.1%	1.2%	1.7%
Core Growth Malls - Major Markets Subtotal	$394	91.2%	88.3%	$376	92.2%	89.9%	4.8%	(1.0)%	(1.6)%
Core Growth Malls - Market Dominant
Viewmont Mall	$445	98.7%	96.6%	$419	97.4%	93.3%	6.2%	1.3%	3.3%
Capital City Mall	431	91.9%	86.3%	386	96.5%	93.6%	11.7%	(4.6)%	(7.3)%
Magnolia Mall	419	98.4%	96.4%	363	99.2%	98.3%	15.4%	(0.8)%	(1.9)%
Wyoming Valley Mall	395	96.0%	88.5%	386	94.0%	82.8%	2.3%	2.0%	5.7%
Valley View Mall	388	95.9%	94.5%	409	92.9%	90.4%	(5.1)%	3.0%	4.1%
Crossroads Mall	369	95.7%	90.6%	385	94.9%	88.9%	(4.2)%	0.8%	1.7%
Logan Valley Mall	335	95.8%	90.0%	319	95.1%	88.4%	5.0%	0.7%	1.6%
Core Growth Malls - Market Dominant Subtotal	$396	96.2%	91.6%	$376	95.8%	90.6%	5.3%	0.4%	1.0%

Premier and Core Growth Malls Subtotal	$463	94.2%	91.3%	$449	94.4%	91.5%	3.1%	(0.2)%	(0.2)%
Marketed and Held for Sale Malls
Washington Crown Center	$313	93.2%	87.4%	$334	95.4%	91.4%	(6.3)%	(2.2)%	(4.0)%
Beaver Valley Mall	298	94.4%	87.8%	292	94.5%	88.0%	2.1%	(0.1)%	(0.2)%
Marketed and Held for Sale Subtotal	$303	94.0%	87.6%	$306	94.8%	89.3%	(1.0)%	(0.8)%	(1.7)%
Total Same Store Malls weighted average	$456	94.2%	90.9%	$443	94.4%	91.4%	2.9%	(0.2)%	(0.5)%
Non Same Store Redevelopment Mall
Springfield Town Center	$504	86.9%	82.3%	N/A	80.6%	73.8%	N/A	6.3%	8.5%
Total Continuing Malls weighted average	$458	93.8%	90.3%	$443	93.6%	90.0%	3.4%	0.2%	0.3%
Sold Properties	N/A	N/A	N/A	$284	90.3%	84.2%	N/A	N/A	N/A
Total Malls weighted average	$458	93.8%	90.3%	$418	93.1%	89.1%	9.6%	0.7%	1.2%

(1)
Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months excluding Springfield Town Center which is 12 months.

(2)	Average comp sales and total and non anchor occupancy for Fashion Outlets of Philadelphia as of June 30, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	53	3.7%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	53	3.5%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	83	3.2%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	29	2.6%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	28	2.5%
J.C. Penney Company, Inc.	JC Penney	19	2.4%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	40	2.0%
Dick's Sporting Goods, Inc. (3)	Dick's Sporting Goods, Field & Stream	10	1.8%
Macy's, Inc. (4)	Bloomingdale's, Macy's	22	1.8%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	55	1.6%
Sears Holding Corporation (3) (5)	Sears	17	1.4%
Forever 21, Inc.	Forever 21	9	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	37	1.4%
Regal Entertainment Group	Regal Cinemas	4	1.3%
Advent CR Holdings, Inc.	Charlotte Russe	16	1.3%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	14	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	20	1.1%
Boscov's Department Store	Boscov's	6	1.0%
Shoe Show, Inc.	Shoe Dept., Shoe Dept. Encore	19	1.0%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	0.9%
Total Top 20 Tenants		542	37.0%
Total Leases		2,260	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships as of June 30, 2016.

(3)	Dick's Sporting Goods/Field & Stream concept will replace Sears at Viewmont Mall in 2017.

(4)	Includes a tenant owned store at Valley Mall which the tenant closed in March 2016.

(5)
Includes a landlord owned store at Viewmont Mall which the Company closed in July 2016, and a landlord owned store at Beaver Valley Mall which the tenant will not renew at the end of its term in August 2016.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of June 30, 2016
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 and Prior	113	299,543	3.2%	$13,743	$13,163	4.1%	$45.88
2016	153	420,805	4.4%	18,699	16,941	5.2%	44.44
2017	384	1,089,578	11.5%	47,754	43,521	13.5%	43.83
2018	268	1,231,648	13.0%	44,576	40,128	12.4%	36.19
2019	233	944,945	10.0%	36,029	32,655	10.1%	38.13
2020	207	1,149,873	12.1%	34,321	29,582	9.2%	29.85
2021	160	844,269	8.9%	29,284	24,755	7.7%	34.69
2022	109	434,222	4.6%	20,904	18,119	5.6%	48.14
2023	119	650,837	6.9%	25,621	22,973	7.1%	39.37
2024	146	586,739	6.2%	29,066	27,199	8.4%	49.54
2025	196	857,052	9.1%	37,877	28,556	8.8%	44.19
Thereafter	116	952,391	10.1%	32,530	25,580	7.9%	34.16
Total/Average	2,204	9,461,902	100.0%	$370,404	$323,172	100.0%	$39.15

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 (5)	3	467,744	6.6%	$2,229	$2,229	7.1%	$4.77
2017	9	1,272,669	17.8%	4,034	3,682	11.8%	3.17
2018	5	621,219	8.7%	2,810	2,810	9.0%	4.52
2019	12	1,472,216	20.6%	5,403	5,403	17.3%	3.67
2020	8	1,027,661	14.4%	5,636	5,636	18.1%	5.48
2021	10	1,069,789	15.0%	5,903	4,695	15.0%	5.52
2022	5	625,280	8.8%	2,990	2,990	9.6%	4.78
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
2025	2	390,245	5.4%	1,270	1,270	4.1%	3.25
Thereafter	2	189,815	2.7%	2,504	2,504	8.0%	13.19
Total/Average	56	7,136,638	100.0%	$32,779	$31,219	100.0%	$4.59

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 395,908 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

(5)
Includes a landlord owned Sears at Viewmont Mall which the Company closed in July 2016, and a landlord owned Sears at Beaver Valley Mall which the tenant will close at the end of its term in August 2016.

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2016

		Landlord Owned Anchors			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	227,605	412,821	47,387	1,304,698
					Macy's	304,600
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	97,286	163,234	16,233	670,201
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	121,036	19,133	495,094
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2017	164,694	JCPenney	207,292	179,478	372,978	32,673	1,169,115
		Macy's	2017	212,000
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	157,504	299,922	127,837	1,364,279
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
Willow Grove Park	Willow Grove, PA	JCPenney	2032	124,660	Macy's	237,537	88,284	272,676	14,111	1,178,184
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI				JCPenney	254,905	163,473	262,651	14,819	1,166,129
					Macy's	157,316
					Sears	312,965
Total Premier Malls				1,607,506		2,354,469	1,208,214	1,905,318	272,193	7,347,700

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2016 (continued)

		Landlord Owned Anchors			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Major Markets
Cumberland Mall	Vineland, NJ	Burlington Coat Factory	2019	80,983	BJ's Wholesale Club	117,889	178,859	155,852	29,644	895,026
		The Home Depot	2019	132,013	Boscov's	155,341
		Regal Cinemas	2019				44,445
Exton Square Mall	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	58,269	238,370	191,338	991,478
		Sears	2019	144,301
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	109,710	183,781	50,616	755,766
		Sears	2018	120,883
		Dick's Sporting Goods	2025				50,150
Moorestown Mall	Moorestown, NJ	Boscov's	2020	202,765	Lord & Taylor	121,200	14,182	192,780	75,317	1,069,678
		Sears	2022	205,591	Macy's	200,000
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	37,758	213,113	44,878	715,368
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2021	188,429	Macy's	214,635	150,414	221,414	38,579	926,626
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			154,670	247,697	32,615	914,601
		Macy's	2018	195,655
		Target	2019	135,186
Springfield Mall	Springfield, PA				Macy's	192,000	10,287	208,766	4,240	611,192
					Target	195,899
Valley Mall	Hagerstown, MD	Bon -Ton	2019	123,094	Macy's (1)	120,000	74,200	224,931	37,228	860,308
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Total Core Growth Malls - Major Markets				2,315,043		2,045,054	988,787	1,886,704	504,455	7,740,043
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2016 (continued)

		Landlord Owned			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Market Dominant
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	34,718	169,036	40,267	618,624
		Sears	2019	101,476
		Field and Stream	2031				50,302
Crossroads Mall	Mount Hope, WV	Belk	2019	77,688			29,108	119,861	20,018	468,198
		JCPenney	2021	89,948
		Sears	2017	86,575
		Dick's Sporting Goods	2022				45,000
Logan Valley Mall	Jacksonville, NC	JCPenney	2017	146,497			101,388	197,729	33,080	786,454
		Macy's	2020	149,197
		Sears	2019	158,563
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	166,363	9,978	618,769
		Best Buy	2018	32,054
		JCPenney	2022	104,107
		Sears	2017	91,164
		Dick's Sporting Goods	2018				45,000
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	164,633	15,306	629,260
					Macy's	100,000
					Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	160,319	8,370	770,805
		Sears (2)	2016	193,150
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2017	155,392			100,940	180,743	36,504	910,297
		JCPenney	2017	172,860
		Macy's	2017	146,381
		Sears	2017	117,477
Total Core Growth Malls - Market Dominant				2,330,616		514,397	635,187	1,158,684	163,523	4,802,407
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2016 (continued)

		Landlord Owned Anchors			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Marketed and Held for Sale Malls
Beaver Valley Mall	Monaca, PA	Boscov's	2018	194,498	Macy's	204,770	161,465	177,601	53,255	1,153,809
		JCPenney	2017	126,010
		Sears (3)	2016	190,759
		Dick's Sporting Goods	2018				45,451
Washington Crown Center	Washington, PA	Bon-Ton	2018	78,129	Macy's	140,095	140,832	110,243	36,347	672,918
		Gander Mountain	2016	83,835
		Sears	2019	83,437
Total Marketed and Held for Sale Malls				756,668		344,865	347,748	287,844	89,602	1,826,727

Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	298,239	34,373	369,915
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	248,085	6,106	9,100	462,881
					Weis Market	65,032
Total Other Retail Properties				126,805		747,942	971,486	414,778	54,501	2,315,512
Portfolio Total				7,136,638		6,006,727	4,204,481	5,653,328	1,084,274	24,085,448

(1)Macy's closed this tenant owned store in March 2016.
(2)Sears closed this landlord owned location in July 2016.
(3)Sears announced it will close this landlord owned store at the end of its lease term in August 2016.

Pennsylvania Real Estate Investment Trust
Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Actual/Expected Occupancy Date	Date Decommissioned
Cumberland Mall	JC Penney	51,352	Q315	Dick's Sporting Goods	50,000	Q117	Q315
Exton Square Mall	JC Penney	118,000	Q215	Round 1	51,000	Q416	N/A
Exton Square Mall	K Mart	96,268	Q116	Whole Foods	58,000	Q417	Q216
Valley Mall	Macy's (1)	120,000	Q116	TBD	N/A	N/A	N/A
Viewmont Mall	Sears	193,150	Q316	Dick's Sporting Goods/Field & Stream	90,000	Q217	Q316

(1)	This space is tenant owned.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	June 30, 2016			December 31, 2015
	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure
ASSETS
Investments in real estate, at cost
Operating properties	$3,259,774	$304,050	$3,563,824	$3,297,520	$302,570	$3,600,090
Construction in progress	85,877	71,308	157,185	64,019	62,642	126,661
Land held for development	5,904	—	5,904	6,350	—	6,350
Total investments in real estate	3,351,555	375,358	3,726,913	3,367,889	365,212	3,733,101
Accumulated depreciation	(1,057,857)	(100,258)	(1,158,115)	(1,015,647)	(95,768)	(1,111,415)
Net investments in real estate	2,293,698	275,100	2,568,798	2,352,242	269,444	2,621,686
Investments in partnerships, at equity	161,450	(161,450)	—	161,029	(161,029)	—
Other assets:
Cash and cash equivalents	16,841	13,273	30,114	22,855	14,899	37,754
Rent and other receivables (2)	30,591	3,761	34,352	40,324	4,761	45,085
Intangible assets, net	21,075	4,555	25,630	22,248	4,820	27,068
Deferred costs and other assets, net	84,276	9,906	94,182	75,450	9,903	85,353
Assets held for sale	23,451	—	23,451	126,244	—	126,244
Total assets	$2,631,382	$145,145	$2,776,527	$2,800,392	$142,798	$2,943,190
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,231,709	$202,003	$1,433,712	$1,321,331	$201,272	$1,522,603
Term Loans	396,688	—	396,688	398,040	—	398,040
Revolving Facility	85,000	—	85,000	65,000	—	65,000
Tenants’ deposits and deferred rent	17,476	2,980	20,456	14,631	3,492	18,123
Distributions in excess of partnership investments	63,188	(63,188)	—	65,547	(65,547)	—
Fair value of derivative instruments	10,254	—	10,254	2,756	—	2,756
Liabilities related to assets held for sale	492	—	492	69,918	—	69,918
Other liabilities	78,342	3,350	81,692	78,539	3,581	82,120
Total liabilities	1,883,149	145,145	2,028,294	2,015,762	142,798	2,158,560
Equity:
Total equity	748,233	—	748,233	784,630	—	784,630
Total liabilities and equity	$2,631,382	$145,145	$2,776,527	$2,800,392	$142,798	$2,943,190

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.6 million ($23.7 million consolidated, $3.9 million unconsolidated) as of June 30, 2016 and $27.9 million ($24.2 million consolidated, $3.7 million unconsolidated) as of December 31, 2015.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	June 30, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$75,515	$—	$35,243	$40,272	$75,451	$—	$33,555	$41,896
Capital City Mall	108,698	1,638	38,985	71,351	108,254	30	37,284	71,000
Cherry Hill Mall	472,852	—	197,285	275,567	472,726	—	185,049	287,677
Crossroads Mall	49,306	196	17,754	31,748	49,253	198	16,811	32,640
Cumberland Mall	71,333	2,355	20,812	52,876	70,791	301	19,560	51,532
Dartmouth Mall	67,975	—	34,933	33,042	67,822	—	33,870	33,952
Exton Square Mall	158,149	11,774	46,887	123,036	157,807	3,919	44,755	116,971
Francis Scott Key Mall	90,572	1,701	33,425	58,848	90,349	—	31,647	58,702
Jacksonville Mall	85,521	—	31,562	53,959	84,467	—	29,963	54,504
Logan Valley Mall	105,337	—	35,869	69,468	101,991	2,381	34,302	70,070
Magnolia Mall	90,111	30	41,060	49,081	90,095	4	39,537	50,562
Moorestown Mall	145,579	3,914	48,272	101,221	144,173	379	44,234	100,318
Patrick Henry Mall	147,503	2,682	60,436	89,749	145,852	—	58,362	87,490
Plymouth Meeting Mall	175,970	2,517	66,218	112,269	174,040	86	61,886	112,240
The Mall at Prince Georges	104,206	2,172	49,962	56,416	103,950	—	48,364	55,586
Springfield Town Center	479,516	—	14,938	464,578	474,984	—	8,545	466,439
Valley Mall	103,927	2,623	37,398	69,152	101,594	892	34,843	67,643
Valley View Mall	79,124	—	24,109	55,015	79,009	—	22,841	56,168
Viewmont Mall	102,062	260	34,798	67,524	101,679	22	32,920	68,781
Washington Crown Center (2)	—	—	—	—	52,059	—	18,550	33,509
Willow Grove Park	239,334	—	85,161	154,173	238,499	200	80,707	157,992
Woodland Mall	194,019	—	60,089	133,930	193,801	—	57,033	136,768
Wyoming Valley Mall	113,165	—	42,661	70,504	112,869	—	40,801	72,068
Total Consolidated Malls	3,259,774	31,862	1,057,857	2,233,779	3,291,515	8,412	1,015,419	2,284,508
Unconsolidated Malls
Fashion Outlets of Philadelphia	83,900	67,014	15,108	135,806	84,532	60,727	13,381	131,878
Lehigh Valley Mall	47,450	47	25,459	22,038	46,883	677	24,743	22,817
Springfield Mall	57,372	64	18,889	38,547	57,355	59	18,139	39,275
Total Unconsolidated Malls	188,722	67,125	59,456	196,391	188,770	61,463	56,263	193,970
TOTAL MALLS	$3,448,496	$98,987	$1,117,313	$2,430,170	$3,480,285	$69,875	$1,071,682	$2,478,478
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	June 30, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace	$—	$—	$—	$—	$1,515	$—	$86	$1,429
Sunrise Plaza	—	—	—	—	—	1,592	—	1,592
Total Consolidated Other Retail Properties	—	—	—	—	1,515	1,592	86	3,021
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,363	261	950	26,674	25,835	364	414	25,785
Metroplex Shopping Center	42,913	49	23,942	19,020	42,913	30	23,635	19,308
The Court at Oxford Valley	27,335	—	10,377	16,958	27,335	—	10,085	17,250
Red Rose Commons	11,421	—	3,344	8,077	11,421	—	3,239	8,182
Total Unconsolidated Other Retail Properties	109,032	310	38,613	70,729	107,504	394	37,373	70,525
TOTAL OTHER RETAIL PROPERTIES	$109,032	$310	$38,613	$70,729	$109,019	$1,986	$37,459	$73,546
Consolidated Properties Under Development
Springhills	$—	$19,229	$—	$19,229	$—	$19,229	$—	$19,229
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,015	—	54,015	—	54,015	—	54,015
Unconsolidated Properties Under Development
Pavilion at Market East	6,296	784	2,189	4,891	6,296	785	2,132	4,949
Total Unconsolidated Properties Under Development	6,296	784	2,189	4,891	6,296	785	2,132	4,949
Other Properties
Land held for development - consolidated	5,904	—	—	5,904	6,349	—	—	6,349
Voorhees Town Center Office Building (2)	—	—	—	—	4,491	—	142	4,349
Total Other Properties	5,904	—	—	5,904	10,840	—	142	10,698
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$12,200	$54,799	$2,189	$64,810	$17,136	$54,800	$2,274	$69,662
TOTAL INVESTMENT IN REAL ESTATE	$3,569,728	$154,096	$1,158,115	$2,565,709	$3,606,440	$126,661	$1,111,415	$2,621,686
CONSOLIDATED PROPERTIES	$3,265,678	$85,877	$1,057,857	$2,293,698	$3,303,870	$64,019	$1,015,647	$2,352,242
UNCONSOLIDATED PROPERTIES	304,050	68,219	100,258	272,011	302,570	62,642	95,768	269,444
TOTAL INVESTMENT IN REAL ESTATE	$3,569,728	$154,096	$1,158,115	$2,565,709	$3,606,440	$126,661	$1,111,415	$2,621,686

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Investment in real estate has been reclassified to assets held for sale on the balance sheet.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended June 30, 2016			Six Months Ended June 30, 2016
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$20,604	$6,573	$27,177	$26,397	$8,769	$35,166
New development projects	—	548	548	—	1,017	1,017
Renovation with no incremental GLA	101	—	101	101	—	101
Tenant allowances	7,267	31	7,298	12,597	393	12,990
Recurring capital expenditures:
CAM expenditures	2,952	26	2,978	3,310	213	3,523
Non-CAM expenditures	357	473	830	412	474	886
Total recurring capital expenditures	3,309	499	3,808	3,722	687	4,409
Total	$31,281	$7,651	$38,932	$42,817	$10,866	$53,683

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of June 30, 2016
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,231,036	64.0%	$5,844	0.3%	$1,236,880	64.3%
Unconsolidated mortgage loans payable (3)	178,818	9.3%	23,903	1.2%	202,721	10.5%
Term Loans (4)	378,050	19.6%	21,950	1.2%	400,000	20.8%
2013 Revolving Facility	—	—%	85,000	4.4%	85,000	4.4%
TOTAL OUTSTANDING DEBT	$1,787,904	92.9%	$136,697	7.1%	$1,924,601	100.0%
AVERAGE STATED INTEREST RATE	4.17%		1.91%		4.01%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $5,171.

(3)	Excludes deferred financing costs of $718.

(4)	Excludes deferred financing costs of $3,312.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	3/31/2016	$1,454,152	$115,000	$400,000	$1,969,152
Mortgage loan amortization		(4,930)	—	—	(4,930)
Woodland Mall mortgage loan repayment		(140,484)	—	—	(140,484)
Woodland Mall mortgage loan financing		130,000	—	—	130,000
Gloucester Premium Outlet construction loan draw		863	—	—	863
2013 Revolving Facility, net		—	(30,000)	—	(30,000)
Ending Balance	6/30/2016	$1,439,601	$85,000	$400,000	$1,924,601
Weighted Average Balance		$1,438,797	$107,748	$400,000	$1,946,545

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2016	10,652	(741)	—	—	—	(373)	9,538
2017	21,384	(1,336)	153,283	—	—	(745)	172,586
2018	22,223	(923)	88,984	85,000	—	(746)	194,538
2019	23,160	(865)	—	—	150,000	(570)	171,725
2020	22,982	(814)	85,680	—	150,000	(480)	257,368
Thereafter	59,308	(1,210)	951,945	—	100,000	(398)	1,109,645
	$159,709	$(5,889)	$1,279,892	$85,000	$400,000	$(3,312)	$1,915,400

(1)
The weighted average period to mortgage loan maturity is 6.02 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2016	$—	N/A
2017	153,388	5.46%
2018	88,984	3.24%
2019	—	N/A
2020	93,430	5.90%
Thereafter	1,103,799	4.12%
Total	$1,439,601	4.32%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of June 30, 2016
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
The Mall at Prince Georges	$150,000	5.51%	$8,384	$150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,350	62,625	Mar 2018	Mar 2018
Valley View Mall	29,467	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	63,963	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (2)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (2)	129,720	3.02%	4,953	121,600	Apr 2021	Apr 2021
Red Rose Commons	13,842	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,405	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	61,727	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	47,360	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	290,453	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	63,207	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	40,442	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	76,688	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	94,813	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall	32,166	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	167,976	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,409,854	4.37%	$81,839	$1,250,250
Variable Rate Mortgage Loans
Pavilion East Associates	$3,388	3.25%	$202	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.06%	179	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	20,515	1.86%	381	20,515	June 2018	June 2019
Total Variable Rate Mortgage Loans	$29,747	2.25%	$762	$29,642
Total Mortgage Loans	$1,439,601	4.32%	$82,601	$1,279,892
CONSOLIDATED MORTGAGE LOANS	$1,236,880	4.22%	$69,228	$1,099,614
CONSOLIDATED DEFERRED FINANCING FEES	(5,171)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS	202,721	4.93%	13,373	180,278
UNCONSOLIDATED DEFERRED FINANCING FEES	(718)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (2)	150,000	3.62%	5,435	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	100,000	3.40%	3,404	100,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (2)	128,050	3.32%	4,255	128,050	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	21,950	2.06%	451	21,950	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(3,312)	N/A	N/A	N/A
2013 REVOLVING FACILITY	85,000	1.76%	1,493	85,000	June 2018	June 2020
Total	$1,915,400	4.01%	$97,639	$1,764,892
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.17%	—	—
EFFECTIVE INTEREST RATE	$1,915,400	4.18%	$97,639	$1,764,892

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

June 30, 2016
Consolidated Liabilities to Gross Asset Value	50.92%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	36.23%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.08
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.78
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	16.88%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2015 Annual Report on Form 10-K dated February 26, 2016.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of June 30, 2016

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305.0-$365.0	$36.8	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail and destination dining and entertainment experiences.

Exton Square Mall - Phase I Exton, PA	$30.0-$33.0	$30.0-$33.0	$11.8	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

The Mall at Prince Georges Hyattsville, MD	$29.3	$29.3	$2.2	8-9%	2016	2017	2018
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Viewmont Mall Scranton, PA	$15.8	$15.8	$0.3	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept to replace Sears anchor store location.

Cumberland Mall Vineland, NJ	$7.5-$8.3	$7.5-$8.3	$2.1	10-11%	2016	2016	2017
-Opening a Dick's Sporting Goods in the former JCPenney anchor store location in late 2016.

Plymouth Meeting Mall Plymouth Meeting, PA	$6.6-$7.3	$6.6-$7.3	$2.5	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $15.0 million of approved public financing grants that will be a reduction of costs, but do not include additional pending grants totaling $30.0 million, which if received will further reduce Total Project Costs to $275.0 -$335.0 million.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and six months ended June 30, 2016 and 2015 to show the effect of acquisition costs, loss on hedge ineffectiveness, mortgage prepayment penalty and accelerated amortization of financing costs, and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expense of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any . It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented. Springfield Town Center is included in Same Store NOI for the quarters ended June 30, 2016 and 2015, respectively, and excluded for the six months ended June 30, 2016 and 2015, respectively.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	risks related to our development and redevelopment activities;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our substantial debt and the stated value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.